Exhibit 99.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 11, 2009, is by and among ENTEGRIS, INC., a Delaware corporation (the “Company”), and POCO GRAPHITE, INC., a Delaware corporation (“Poco”; the Company and Poco, collectively, the “Borrowers” and each, individually, a “Borrower”), EACH OF THE PERSONS IDENTIFIED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO (collectively, the “Guarantors” and each, individually, a “Guarantor”), EACH OF THE PERSONS IDENTIFIED AS A BANK ON THE SIGNATURE PAGES HERETO, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its separate capacity as administrative agent for itself and all other Banks (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of March 2, 2009 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 17, 2009 and as further amended or modified from time to time, collectively, the “Existing Credit Agreement”) among the Borrowers, the Banks (as defined therein), the Agent, CITIBANK NA, as Syndication Agent (in such capacity, the “Syndication Agent”), and RBS CITIZENS, NATIONAL ASSOCIATION, as successor by merger to Citizens Bank. N.A., as Documentation Agent (in such capacity, the “Documentation Agent”), the Banks have extended commitments to make certain credit facilities available to the Borrowers; and

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement, as amended hereby.

“Effective Date” shall have the meaning set forth in Subpart 3.1.

SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

SUBPART 2.1. Amendment to Definition of Extraordinary Receipts (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Extraordinary Receipts” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Extraordinary Receipts” means any cash received after the Closing Date by any Borrower or any of their Subsidiaries not in the ordinary course of business (and not consisting of proceeds from the sale, transfer or other disposition of, or any casualty or condemnation with respect to, Inventory, Equipment or Real Estate) consisting of (a) proceeds of judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action (other than amounts representing the reimbursement of out-of-pocket costs and expenses incurred after the Closing Date with respect to third-party claims), (b) indemnity payments or purchase price adjustments (other than a working capital adjustment) received in connection with any purchase agreement (other than (i) amounts representing the reimbursement of out-of-pocket costs and expenses incurred after the Closing Date with respect to third-party claims and (ii) escrow distributions from the Escrow Account (as defined below) in respect of internal costs incurred prior to the Closing Date in an amount not to exceed $250,000 or costs incurred after the Closing Date), (c) tax refunds or rebates, (d) proceeds from the Company’s issuance of any equity securities or any Obligor’s sale or transfer of equity interests in NexPlanar Corporation or American Membrane Corporation, in each case net of all reasonable costs, expenses and taxes incurred by the applicable Borrower or Subsidiary in connection therewith, or (e) proceeds from any issuance of any Permitted Convertible Subordinated Debt. As used herein, “Escrow Account” means the account established pursuant to the EC Escrow Agreement, dated August 11, 2008, by and among Cowen Capital Partners, LLC, U.S. Bank National Association and the Company, related to the Company’s 2008 acquisition of Poco.

SUBPART 2.2. Amendment to Definition of Overadvance Basket (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Overadvance Basket” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Overadvance Basket” means (a) $65,000,000 minus (b) the sum of (i) 50% of the amount of all Qualified Offering Receipts plus (ii) the amount of all Extraordinary Receipts received by any Obligor (other than Qualified Offering Receipts).

SUBPART 2.3. Amendment to Section 1.1 (Permitted Convertible Subordinated Debt Definition). Effective on (and subject to the occurrence of) the Effective Date, Section 1.1 is amended by adding the following new definition of “Permitted Convertible Subordinated Debt” in appropriate alphabetical order:

“Permitted Convertible Subordinated Debt” means unsecured Debt issued by the Company pursuant to a convertible subordinate note offering; provided, that (a) no Default or Event of Default exists at the time of the issuance of such Debt or would result therefrom, (b) on a pro forma basis, after giving effect to the issuance of such Debt, the Borrowers and their Subsidiaries shall be in compliance with the financial covenants set forth in Sections 5.9 and 5.10 (measured as if the issuance of such Debt had occurred on the last day of the most recently ended fiscal quarter for which the Borrowers have provided financial statements to the Agent), (c) the net cash proceeds received by the Company from the issuance of such Debt (after payment of all reasonable costs and expenses related thereto) shall not be less than $75,000,000, all of which net cash proceeds shall be used to prepay the Obligations in accordance with Section 2.13(c), (d) no principal payments shall be due on such Debt prior to the 91st day following the Revolving Termination Date, (e) no Person shall be a maker, guarantor or obligor on such Debt other than the Company and the Guarantors, (f) all of the other terms and provisions applicable to such Debt, including, without limitation, all of the provisions whereby such Debt is subordinated to the payment in full of the Obligations, shall be customary for similar Debt offerings and reasonably acceptable to the Agent, and (g) on or prior to the date of the issuance of such Debt, the Company shall have delivered to the Agent, in form and detail reasonably satisfactory to the Agent, a certification by the Chief Financial Officer of the Company as to the satisfaction of each of the conditions set forth in clauses (a) through (e) above.

SUBPART 2.4. Amendment to Definition of Permitted Debt (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Permitted Debt” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Permitted Debt” means: (a) Debt of the Obligors in existence on the date of this Agreement and listed in Schedule 6.2, together with refinancings and renewals thereof so long as the maximum available or committed amount of any such refinanced or renewed Debt is not increased in connection therewith; (b) Permitted Purchase Money Debt; (c) Permitted Foreign Subsidiary Debt; (d) FX and Currency Option Obligations, and Rate Hedging Obligations, in each case to the extent arising in the ordinary course of business and not for speculative purposes, (e) Intercompany Loans permitted under Section 6.3, (f) the Loans and other Debt outstanding under this Agreement; (g) other unsecured Debt not exceeding $5,000,000 in the aggregate at any one time outstanding; (h) Permitted Pureline Seller Debt; and (i) Permitted Convertible Subordinated Debt.

SUBPART 2.5. Amendment to Section 1.1 (Qualified Offering Receipts Definition). Effective on (and subject to the occurrence of) the Effective Date, Section 1.1 is amended by adding the following new definition of “Qualified Offering Receipts” in appropriate alphabetical order:

“Qualified Offering Receipts” means any cash received by the Company on or before August 15, 2010 consisting of proceeds from the Company’s issuance of any equity securities or any Permitted Convertible Subordinated Debt, net of all reasonable costs and expenses incurred by the Company in connection therewith.

SUBPART 2.6. Amendment to Definition of Revolving Commitment Amount (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Revolving Commitment Amount” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Revolving Commitment Amount” shall mean the aggregate amount of the Revolving Commitments of all Banks at any time, which amount shall initially be $150,000,000, subject to (a) reduction on the date of the Company’s receipt of any Qualified Offering Receipts, such reduction to equal 50% of the amount of all such Qualified Offering Receipts and to be made pro rata as to all Revolving Commitments according to each Bank’s Percentage, and (b) further reduction pursuant to Section 2.13(a) hereof.

SUBPART 2.7. Amendment to Section 6.4 (Restricted Payments). Effective on (and subject to the occurrence of) the Effective Date, Section 6.4 is amended by deleting such Section and replacing it with the following:

Section 6.4. Restricted Payments. The Borrowers and their Subsidiaries will not make any Restricted Payments or set aside funds for the making of Restricted Payments, except for (a) distributions and dividends by any Subsidiaries to any wholly-owned Subsidiary or to the Company, and (b) provided no Event of Default exists or would result therefrom, the making of regularly scheduled interest payments on Permitted Convertible Subordinated Debt in accordance with the subordination and other provisions applicable thereto.

SUBPART 2.8. Amendment Fee. In consideration of the accommodations set forth herein, the Borrowers shall pay to the Agent, (a) for its own account, on the Effective Date, an arrangement fee as set forth in the fee letter of even date herewith between the Company and the Agent (the “Arrangement Fee”), and (b) for distribution on a ratable basis to each of the Approving Banks in accordance with their respective Percentages, (i) on the Effective Date, an amendment fee of $80,000 (the “Effective Date Amendment Fee”), and (ii) on the date of the first reduction in the Revolving Commitment Amount as a result of the Company’s receipt of any Qualified Offering Receipts, an additional amendment fee equal to the remainder of (A) 0.15% of the Revolving Commitment Amount (after giving effect to the reduction thereto on such date) minus (B) the amount of the Effective Date Amendment Fee.

PART III

CONDITIONS TO EFFECTIVENESS OF PART II

SUBPART 3.1. Effective Date. Part II of this Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Part III shall have been satisfied (the “Effective Date”) (it being understood and agreed that the remainder of this Amendment shall be effective upon the execution and delivery hereof by the parties hereto).

SUBPART 3.2. Execution of Counterparts of Documents. The Agent shall have received fully executed counterparts of this Amendment on or before August 11, 2009, as executed by the Borrowers, the Guarantors and by Banks that constitute the Required Banks (each such Bank that executes and delivers a counterpart to this Amendment prior to the effectiveness of this Amendment, an “Approving Bank”).

SUBPART 3.3. Fees and Expenses. The Borrowers shall have paid (i) all reasonable invoiced fees and expenses (including reasonable attorneys fees and appraisal costs) of the Agent in connection with the Existing Credit Agreement and this Amendment (including without limitation the drafting, reviewing or execution and delivery of this Amendment) and (ii) the Arrangement Fee and the Effective Date Amendment Fee.

PART IV

MISCELLANEOUS

SUBPART 4.1. No Course of Dealing. The Obligors acknowledge and agree that the execution, delivery and performance of this Amendment shall not create (nor shall the Obligors rely upon the existence of or claim or assert that there exists) any obligation of any of the Agent or the Banks to consider or agree to any other amendment of or waiver or consent with respect to the Amended Credit Agreement or any other instrument or agreement to which the Agent or any Bank is a party, and in the event that the Agent and the Banks subsequently agree to consider any requested amendment, waiver or consent, neither the existence of this Amendment nor any other conduct of the Agent or the Banks related hereto shall be of any force or effect on the Banks’ consideration or decision with respect to any such requested amendment, waiver or consent, and the Banks shall not have any obligation whatsoever to consider or agree to any such amendment, waiver or consent.

SUBPART 4.2. Waiver of Claims. In order to induce Agent and Banks to enter into this Amendment, each Obligor hereby releases, remises, acquits and forever discharges each Bank and the Agent and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this

Amendment, the Amended Credit Agreement or the other Loan Documents (collectively, the “Released Matters”). Each Obligor hereby acknowledges that the agreements in this Subpart 4.2 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Obligor hereby represents and warrants to each Bank and the Agent that it has not purported to transfer, assign or otherwise convey any right, title or interest of any Obligor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

SUBPART 4.3. Acknowledgments and Stipulations. In order to induce Agent and Banks to enter into this Amendment, each Borrower acknowledges, stipulates and agrees that (a) all of the Obligations are absolutely due and owing by Borrowers to Agent and Banks without any defense, deduction, offset or counterclaim (and, to the extent any Borrower had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); (b) the Loan Documents executed by each Obligor are legal, valid and binding obligations of such Obligor enforceable against such Obligor in accordance with their respective terms; (c) the Liens granted by each Obligor to Agent in the Collateral are valid and duly perfected Liens, subject only to Permitted Liens; (d) each of the recitals contained at the beginning of this Amendment is true and correct; and (e) prior to executing this Agreement, each Obligor consulted with and had the benefit of advice of legal counsel of their own selection and has relied upon the advice of such counsel, and in no part upon the representation of Agent, any Bank or any counsel to Agent or any Bank concerning the legal effects of this Agreement or any provision hereof.

SUBPART 4.4. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.5. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement (including without limitation the Schedules thereto) to the “Agreement”, and all references in the other Loan Documents to the “Credit Agreement”, shall be deemed to refer to the Amended Credit Agreement.

SUBPART 4.6. Representations and Warranties of the Obligors. Each Obligor hereby represents and warrants that (a) the representations and warranties contained in the Existing Credit Agreement and the other Loan Documents (after giving effect to the amendments contained herein) are correct in all material respects on and as of the date hereof as though made on and as of such date and (b) no Default or Event of Default exists on and as of the date hereof. Without limitation of the preceding sentence, each Obligor hereby expressly reaffirms the validity, effectiveness and enforceability of each Loan Document to which it is a party (in each case, as the same may be modified by the terms of this Amendment).

SUBPART 4.7. Counterparts. This Amendment may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. THIS AMENDMENT SUPPLEMENTS, AND FORMS A PART OF, THE EXISTING CREDIT AGREEMENT, BUT (FOR THE AVOIDANCE OF DOUBT) THE PARTIES HERETO IN ANY EVENT SPECIFICALLY AGREE (WITHOUT LIMITATION OF THE FIRST PART OF THIS SENTENCE) THAT THE PROVISIONS OF SECTION 9.7 OF THE EXISTING CREDIT AGREEMENT APPLY TO THIS AMENDMENT, MUTATIS MUTANDIS.

SUBPART 4.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTEGRIS, INC.

By:	/s/ Gregory B. Graves
Title:	Executive Vice President and Chief Financial Officer

POCO GRAPHITE, INC.

By:	/s/ Gregory B. Graves
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTEGRIS PACIFIC LTD., as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Treasurer

ENTEGRIS LOGISTICS, INC., as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Vice President

ENTEGRIS MATERIALS, INC., as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Vice President

ENTEGRIS NETHERLANDS, INC., as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Treasurer

ENTEGRIS SPECIALTY MATERIALS, LLC (f/k/a Poco Graphite Holdings, LLC), as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Executive Vice President

POCO GRAPHITE INTERNATIONAL, INC., as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank and as Agent

By:	/s/ Troy Jefferson
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CITIBANK NA, as a Bank

By:	/s/ Humberto M. Salomon
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RBS CITIZENS, NATIONAL ASSOCIATION, as successor by merger to Citizens Bank, N.A., as a Bank

By:	/s/ Peter Coates
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Geraldine King
Geraldine King
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NATIONAL CITY BANK, as a Bank

By:	/s/ Derek R. Cook
Title:	Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Ziad W. Amra
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMERICA BANK, as a Bank

By:	/s/ Timothy O’Rourke
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]